                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            _________________________


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 21, 1999


                           SANTA FE GAMING CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          NEVADA                          1-9481                 88-0304348
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)


       4949 NORTH RANCHO DRIVE
           LAS VEGAS, NEVADA                                        89130
(Address of Principal Executive Offices)                         (Zip Code)


      Registrant's telephone number, including area code:    (702) 658-4300


                                     NONE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On March 22, 1999, Santa Fe Gaming Corporation, a Nevada corporation (the "Company"), issued a press release announcing that the Company has consented to have its Common and Preferred Stock removed from listing on the American Stock Exchange.

         A copy of the press release dated March 22, 1999 issued by the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         On March 21, 1999, the Company issued a press release announcing that the United States Bankruptcy Court for the District of Nevada granted the Company's motion to dismiss the Chapter 7 involuntary bankruptcy petition filed on January 14, 1999.

         A copy of the press release dated March 21, 1999 issued by the Company is files as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  EXHIBITS.

         The following exhibit is filed with this Current Report on Form 8-K.

EXHIBIT NO.        DESCRIPTION
-----------        -----------
99.1               Press Release of Santa Fe Gaming Corporation dated
                   March 22, 1999.

99.2               Press Release of Santa Fe Gaming Corporation dated
                   March 21, 1999.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SANTA FE GAMING CORPORATION



Date: March 22, 1999                     By: /s/  Thomas K. Land
                                             ----------------------------
                                             Thomas K. Land
                                             Senior Vice President and
                                             Chief Financial Officer



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